Exhibit 99.1



                                 Loan Group 1

                              Mortgage Rates (1)

                                                               Percent of                      Weighted
                                                                  Initial                       Average    Weighted        Weighted
                                 Number of         Aggregate     Mortgage            Average   Remaining    Average         Average
                                   Initial         Principal     Loans in          Principal     Term to       FICO        Original
                                  Mortgage           Balance         Loan            Balance    Maturity     Credit   Loan-to-Value
Mortgage Rate (%)                    Loans       Outstanding      Group 1    Outstanding ($)    (Months)      Score       Ratio (%)
------------------------------   ---------   ---------------   ----------    ---------------   ---------   --------   -------------
5.375 ........................           1   $    468,000.00         0.09%        468,000.00         360        770           80.00
5.500 ........................           1        501,515.30         0.09         501,515.30         356        785           80.00
5.625 ........................           7      4,221,500.00         0.78         603,071.43         360        735           77.93
5.750 ........................          10      5,507,964.00         1.01         550,796.40         360        732           73.30
5.875 ........................          28     15,966,180.51         2.94         570,220.73         359        740           71.89
6.000 ........................          58     33,765,493.25         6.22         582,163.68         360        741           72.54
6.125 ........................          80     48,963,142.62         9.01         612,039.28         360        750           69.61
6.170 ........................           1        457,000.00         0.08         457,000.00         360        701           89.61
6.250 ........................         144     88,233,050.87        16.24         612,729.52         360        743           73.74
6.280 ........................           1        496,700.00         0.09         496,700.00         360        680           89.98
6.375 ........................         175    111,740,672.85        20.57         638,518.13         360        741           71.92
6.405 ........................           1        536,000.00         0.10         536,000.00         360        666           86.45
6.500 ........................         167    101,436,556.28        18.67         607,404.53         360        741           72.95
6.625 ........................          83     51,768,267.26         9.53         623,714.06         360        744           73.24
6.710 ........................           1        595,000.00         0.11         595,000.00         360        664           84.40
6.750 ........................          57     36,172,865.00         6.66         634,611.67         360        734           73.38
6.875 ........................          42     24,763,270.00         4.56         589,601.67         360        740           74.41
7.000 ........................          11      6,625,734.00         1.22         602,339.45         360        738           80.46
7.125 ........................           6      3,489,100.00         0.64         581,516.67         360        733           75.72
7.250 ........................           7      4,207,987.17         0.77         601,141.02         360        722           77.45
7.255 ........................           1        646,000.00         0.12         646,000.00         360        747           95.00
7.375 ........................           3      1,676,000.00         0.31         558,666.67         359        739           79.21

                                                               Percent of                      Weighted
                                                                  Initial                       Average    Weighted        Weighted
                                 Number of         Aggregate     Mortgage            Average   Remaining    Average         Average
                                   Initial         Principal     Loans in          Principal     Term to       FICO        Original
                                  Mortgage           Balance         Loan            Balance    Maturity     Credit   Loan-to-Value
Mortgage Rate (%)                    Loans       Outstanding      Group 1    Outstanding ($)    (Months)      Score       Ratio (%)
------------------------------   ---------   ---------------   ----------    ---------------   ---------   --------   -------------
7.500 ........................           1        422,000.00         0.08         422,000.00         360        701           79.99
8.000 ........................           1        579,500.00         0.11         579,500.00         360        749           80.00
                                 ---------   ---------------   ----------
                                       887   $543,239,499.11       100.00%
                                 =========   ===============   ==========

----------
(1) The lender acquired mortgage insurance Initial Mortgage Loans in loan group 1 are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 1 (as so adjusted) was approximately 6.401% per annum. Without the adjustment, the weighted average mortgage rate of the Initial Mortgage Loan in loan group 1 was approximately 6.404% per annum.

                 Current Mortgage Loan Principal Balances (1)

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
Range of                         Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
Current Mortgage                Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
Loan Principal Balances ($)        Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
  350,000.01 -   400,000.00 .          1  $    390,000.00        0.07%    390,000.00     6.250        359       703      37.04
  400,000.01 -   450,000.00 .         95    41,812,704.38        7.70     440,133.73     6.388        360       731      73.23
  450,000.01 -   500,000.00 .        189    90,068,739.38       16.58     476,554.18     6.368        360       740      73.75
  500,000.01 -   550,000.00 .        165    86,884,572.52       15.99     526,573.17     6.409        360       740      73.73
  550,000.01 -   600,000.00 .        118    68,285,578.42       12.57     578,691.34     6.430        360       737      73.25
  600,000.01 -   650,000.00 .         91    57,484,380.53       10.58     631,696.49     6.437        360       737      74.47
  650,000.01 -   700,000.00 .         38    25,933,350.00        4.77     682,456.58     6.308        360       748      73.37
  700,000.01 -   750,000.00 .         41    29,873,855.49        5.50     728,630.62     6.457        360       751      74.39
  750,000.01 - 1,000,000.00 .        126   112,352,999.21       20.68     891,690.47     6.403        360       745      71.68
1,000,000.01 - 1,500,000.00 .         19    23,158,319.18        4.26   1,218,858.90     6.450        360       754      69.52
1,500,000.01 - 2,000,000.00 .          4     6,995,000.00        1.29   1,748,750.00     6.343        360       742      61.67
                               ---------  ---------------  ----------
   Total ....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

----------
(1) As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in loan group 1 was approximately $612,445.88.

                            FICO Credit Scores (1)

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
Range of                        Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
FICO Credit Scores                 Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
660 - 679 ...................         53  $ 29,903,685.40        5.50%    564,220.48     6.371        360       669      75.72
680 - 699 ...................         63    37,473,587.63        6.90     594,818.85     6.422        360       688      76.24
700 - 719 ...................        162    96,787,601.61       17.82     597,454.33     6.422        360       709      72.78
720 and Above ...............        609   379,074,624.47       69.78     622,454.23     6.400        360       760      72.45
                               ---------  ---------------  ----------
   Total ....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

---------
(1) As of the initial cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Initial Mortgage Loans in loan group 1 was approximately 741.

                     Original Loan-to-Value Ratios (1) (2)

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
Range of Original               Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
Loan-to-Value Ratios (%)           Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
50.00 and Below .............         38  $ 24,708,519.37        4.55%    650,224.19     6.330        360       754      39.34
50.01 to 55.00 ..............         26    16,633,595.97        3.06     639,753.69     6.321        360       745      52.98
55.01 to 60.00 ..............         35    24,930,991.34        4.59     712,314.04     6.378        360       739      58.03
60.01 to 65.00 ..............         58    37,645,325.27        6.93     649,057.33     6.389        360       745      62.66
65.01 to 70.00 ..............        108    62,723,067.58       11.55     580,769.14     6.379        360       743      68.42
70.01 to 75.00 ..............         92    62,527,211.99       11.51     679,643.61     6.423        360       747      73.22
75.01 to 80.00 ..............        507   302,520,308.30       55.69     596,687.00     6.414        360       739      79.58
80.01 to 85.00 ..............          5     2,423,600.00        0.45     484,720.00     6.419        360       692      83.50
85.01 to 90.00 ..............         15     7,377,879.29        1.36     491,858.62     6.446        359       709      89.16
90.01 to 95.00 ..............          3     1,749,000.00        0.32     583,000.00     7.054        360       721      94.30
                               ---------  ---------------  ----------
  Total .....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

---------
(1) As of the initial cut-off date, the weighted average original Loan-to-Value Ratio of the Initial Mortgage Loans in loan group 1 was approximately 72.95%.

(2) Does not take into account any secondary financing on the Initial Mortgage Loans in loan group 1 that may exist at the time of origination.

                State Distribution of Mortgaged Properties (1)

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
                                Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
State                              Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
Arizona .....................         19  $ 11,631,592.99        2.14%    612,189.10     6.535        360       750      74.39
California ..................        373   225,224,150.18       41.46     603,818.10     6.394        360       743      72.04
Florida .....................         51    30,389,558.31        5.59     595,873.69     6.522        360       739      71.95
Illinois ....................         23    13,766,726.00        2.53     598,553.30     6.365        360       756      73.58
Maryland ....................         33    19,804,259.11        3.65     600,129.06     6.559        360       731      74.75
Nevada ......................         24    15,465,290.18        2.85     644,387.09     6.376        360       732      78.67
New Jersey ..................         28    17,382,889.41        3.20     620,817.48     6.478        360       735      72.95
New York ....................         46    30,217,920.11        5.56     656,911.31     6.389        360       740      71.46
Texas .......................         22    14,493,681.21        2.67     658,803.69     6.353        360       741      72.77
Virginia ....................         42    25,660,736.89        4.72     610,969.93     6.419        360       737      75.47
Washington ..................         40    22,181,943.34        4.08     554,548.58     6.303        360       748      74.60
Other (less than 2%) ........        186   117,020,751.38       21.54     629,143.82     6.375        360       740      73.20
                               ---------  ---------------  ----------
   Total ....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

---------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2% concentrations individually. As of the initial cut-off date, no more than approximately 0.673% of the Initial Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

                           Purpose of Mortgage Loans

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
                                Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
Loan Purpose                       Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
Refinance (cash-out) ........        265  $150,317,959.36       27.67%    567,237.58     6.377        360       726      69.91
Purchase ....................        494   312,523,039.79       57.53     632,637.73     6.419        360       750      75.46
Refinance (rate/term) .......        128    80,398,499.96       14.80     628,113.28     6.394        360       736      68.84
                               ---------  ---------------  ----------
  Total .....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

                         Types of Mortgaged Properties

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
                                Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
Property Type                      Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
Cooperative .................          2  $  1,440,000.00        0.27%    720,000.00     6.406        360       718      68.59
Low-rise Condominium ........         49    28,884,222.89        5.32     589,473.94     6.513        360       743      76.43
Planned Unit Development ....        273   171,313,719.05       31.54     627,522.78     6.398        360       744      74.90
Single Family Residence .....        563   341,601,557.17       62.88     606,752.32     6.397        360       740      71.69
                               ---------  ---------------  ----------
  Total .....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

                              Occupancy Types (1)

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
                                Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
Occupancy Type                     Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
Primary Residence ...........        816  $499,408,137.80       91.93%    612,019.78     6.398        360       741      72.67
Secondary Residence .........         71    43,831,361.31        8.07     617,343.12     6.467        360       749      76.06
                               ---------  ---------------  ----------
  Total .....................        887  $543,239,499.11      100.00%
                               =========  ===============  ==========

-----------
(1) Based upon representations of the related borrowers at the time of origination.

                        Remaining Terms to Maturity (1)

                                                              Percent of                      Weighted
                                                                 Initial                       Average    Weighted        Weighted
                                Number of         Aggregate     Mortgage            Average   Remaining    Average         Average
                                  Initial         Principal     Loans in          Principal     Term to       FICO        Original
Remaining Term                   Mortgage           Balance         Loan            Balance    Maturity     Credit   Loan-to-Value
to Maturity (Months)                Loans       Outstanding      Group 1    Outstanding ($)    (Months)      Score       Ratio (%)
-----------------------------   ---------   ---------------   ----------    ---------------   ---------   --------   -------------
360 .........................         786   $481,931,754.60        88.71%        613,144.73       6.411        741           72.64
359 .........................          71     42,358,892.89         7.80         596,604.13       6.346        743           74.78
358 .........................          18     12,318,234.87         2.27         684,346.38       6.409        744           77.98
357 .........................           1        440,000.00         0.08         440,000.00       6.500        768           72.13
356 .........................           5      3,172,989.50         0.58         634,597.90       6.284        740           70.80
355 .........................           3      1,476,328.02         0.27         492,109.34       5.913        723           75.79
353 .........................           1        520,145.06         0.10         520,145.06       6.250        709           79.39
352 .........................           1        435,674.99         0.08         435,674.99       6.500        780           80.00
350 .........................           1        585,479.18         0.11         585,479.18       5.875        700           80.00
                                ---------   ---------------   ----------
  Total .....................         887   $543,239,499.11       100.00%
                                =========   ===============   ==========

------------
(1) As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in loan group 1 was approximately 360 months.

                     Interest-Only Periods at Origination

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
Interest-Only Period            Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
(months)                           Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
0 ...........................        610  $365,610,056.45       67.30%    599,360.75     6.358        360       741      72.09
120 .........................        277   177,629,442.66       32.70     641,261.53     6.497        360       743      74.70
                               ---------  ---------------   ----------
  Total .....................        887  $543,239,499.11      100.00%
                               =========  ===============   ==========

                   Prepayment Charge Periods at Origination

                                                           Percent of                            Weighted             Weighted
                                                              Initial        Average              Average  Weighted    Average
                               Number of        Aggregate    Mortgage      Principal  Weighted  Remaining   Average   Original
                                 Initial        Principal    Loans in        Balance   Average    Term to      FICO   Loan-to-
Prepayment Charge               Mortgage          Balance        Loan    Outstanding  Mortgage   Maturity    Credit      Value
Period (months)                    Loans      Outstanding     Group 1            ($)   Rate(%)   (Months)     Score  Ratio (%)
-----------------------------  ---------  ---------------  ----------   ------------  --------  ---------  --------  ---------
0 ...........................        874  $534,139,833.11       98.32%    611,143.97     6.402        360       741      72.87
36 ..........................          1       564,000.00        0.10     564,000.00     6.250        360       712      80.00
60 ..........................         12     8,535,666.00        1.57     711,305.50     6.482        360       739      77.38
                               ---------  ---------------   ----------
  Total .....................        887  $543,239,499.11      100.00%
                               =========  ===============   ==========